RIGHTS AGREEMENT

     This Rights Agreement (this "AGREEMENT") is made and entered into as of September 18, 2002 among Worldwide Medical Corporation, a Delaware corporation (the "COMPANY"), Ziegler Healthcare Fund I, LP, a Delaware limited partnership ("ZIEGLER"), those persons or entities listed on Exhibit A hereof (collectively
                                                  ---------
referred  to  as  the  "HOLDERS").

     WHEREAS, the Company has entered into those certain Loan Agreement, Promissory Note, Security Agreement, and Warrant and certain other related documents and instruments referred to or in connection with such Loan Agreement (collectively, the "TRANSACTION AGREEMENTS") with Ziegler, of even date herewith, under which the Company borrowed certain funds from Ziegler and in exchange therefore, issued to Ziegler a warrant for the purchase of 2,475,000 shares of the Common Stock of the Company, and also has agreed to provide Ziegler with certain other rights set forth herein. The execution of this Agreement is a simultaneous condition to the obligations of the Company and Ziegler under the Transaction Agreements.

     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings as set forth in the Transaction Agreements.

     NOW  THEREFORE,  it  is  hereby  agreed  as  follows:


                                    ARTICLE 1
                               REGISTRATION RIGHTS

1.1     CERTAIN  DEFINITIONS.

     As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "AFFILIATE" has the meaning ascribed thereto in Rule 405 promulgated under the Securities Act.

     (b) "BUSINESS DAY" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of New York are open for business.

     (c)     "COMMISSION"  means  the  Securities  and  Exchange  Commission.

     (d) "COMMON STOCK" means the Common Stock, par value $0.01 per share, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall have been changed, or any shares resulting from any reclassification of such Common Stock.

     (e) "COMMON STOCK EQUIVALENTS" means (without duplication with any Common Stock or other Common Stock Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities exercisable for or convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     (f) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     (g) "FULLY-DILUTED SHARES" means, as of any date of determination, the shares of Common Stock outstanding and (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

     (h) "HOLDERS" means the Holders referred to in the Preamble and any other Person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 2.1 of this Agreement.

     (i) "PERSON" shall mean an individual, partnership, corporation, limited liability company, association, trust, estate, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

     (j) "REGISTRABLE SECURITIES" means (i) any Common Stock issued and held at any time by any Holder or Ziegler; (ii) any Common Stock held by any Holder or Ziegler issued or issuable pursuant to the exercise by such Holder or Ziegler of his, her, or its option, warrant, or other right to acquire Common Stock; and
(iii) securities issued in replacement or exchange, or upon any stock split, stock dividend, recapitalization or similar event, of any of the securities issued in clauses (i) or (ii) above.

     (k) "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel for all of the Holders, and any fees and disbursements of underwriters customarily paid by insurers or sellers of securities; provided, however, that
                                                         --------  -------
Registration  Expenses shall not include underwriting discounts and commissions.

     (l) "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company.

     (m) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

1.2     DEMAND  REGISTRATION

     (a)     Demand  Registration.  If  the Company shall receive, at any time a
             ---------------------
written request from Ziegler that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to Ziegler and shall, as soon as practicable and subject to the terms of this Section 1.2, use its best efforts to effect such registration (including, without limitation, appropriate registration under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as may be reasonably required to permit or facilitate the sale and distribution of all of the Registrable Securities as are owned by Ziegler as of the date thereof.

     (b)     Limitations.
             ------------

     (i) The Company shall be entitled to postpone for up to ninety (90) days the commencement of any registration process (prior to effectiveness of the related registration statement) pursuant to this Section 1.2 if the Board of Directors of the Company determines, in its good faith reasonable judgment, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time and the Company promptly gives notice to Ziegler of such determination, provided however, the Company may not utilize this right more than once in any twelve (12) month period.

     (ii) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2 during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

     (c)     Limitation  on  Number  of  Demand  Registrations.
             -------------------------------------------------

     (i) The Company shall not be obligated to effect more than one registration pursuant to Section 1.2 (a "DEMAND SUBSECTION") on Form S-1 or other applicable form as promulgated by the Commission.

     (ii) A Demand Registration shall not be deemed to have been effected unless (x) the registration statement in respect thereof has been declared effective by the Commission and (y) such registration has not been terminated, withdrawn or stopped and has not required amendment or supplementation as contemplated by Section 1.5(a)(vi) or (ix), as the case may be; provided that a Demand Registration shall not be deemed to be effected by the Company if, prior to the date on which the related registration statement is declared effective by the Commission, Ziegler withdraws all securities to be sold by it and its Affiliates therefrom, in which event the Company shall not be required to continue the registration process unless (A) Ziegler, pursuant to another right contained herein so requests that such registration be deemed initiated by it under such Subsection or (B) the Company otherwise determines, in which event such registration shall be deemed to be a piggy-back registration.

     (d)     Expenses.  The Company shall bear and pay all Registration Expenses
             --------
incurred  in  connection  with any Demand Registration effected pursuant to this
Section  1.2.

     (e)     Priority  in Demand Registration.  If Ziegler intends to distribute
             --------------------------------
the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this
Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event, the right of any other Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting. If the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of Registrable Securities could successfully (as to price and quantity) be included in such registration, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, first to Ziegler and then to all other Holders in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be so reduced unless all other securities are first entirely excluded from the underwriting.

1.3     INCIDENTAL  REGISTRATION.

     (a)     Incidental  Registration.     If  the  Company for itself or any of
             ------------------------
its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such Registration Statement, and upon the request of Ziegler given in writing within twenty (20) days after the receipt of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by Ziegler to be included in such Registration Statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "INCIDENTAL REGISTRATION").

     (b)     Expenses.     The  Company  shall  pay  all  Registration  Expenses
             --------
incurred in connection with any Incidental Registration effected pursuant to this Section 1.3.

     (c)     Priority  in  Incidental  Registration.
             --------------------------------------

     (i) If an Incidental Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "UNDERWRITER'S MAXIMUM NUMBER") could successfully (as to price and quantity) be included in such Incidental Registration, then subject to Section 1.3(c)(ii) below: (A) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and (B) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by Ziegler which does not exceed the difference between the Underwriter's Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause (A) above. If less than all of the Registrable Securities requested to be included in any such registration by Ziegler can be so included due to these priority requirements, then Ziegler's request shall be granted on an pro rata basis with the Company and any other Holders having similar rights.

     (ii) In all underwritten Incidental Registrations, the Company will be obligated and required to include at least 25% of the shares of the Registrable Securities of Ziegler, if requested, under this Section 1.3 (the "MINIMUM PIGGYBACK AMOUNT"). To the extent the Minimum Piggyback Amount exceeds the difference between the Underwriter's Maximum Number and that number of securities which the Company proposes to offer and sell for its own account, then the Company shall reduce the number of securities it proposes to offer and sell for its own account by such excess amount.

     (d)     Withdrawal.  Notwithstanding  any  other  term or provision of this
             ----------
Agreement to the contrary, the Company shall at all times have the right to withdraw, cancel or terminate any registration, to which the rights under this
Section 1.3 apply, at any time and for any reason in the Company's sole discretion.

1.4     FORM  S-3  REGISTRATION.

     (a)     S-3  Registration.  If  the Company shall receive a written request
             -----------------
from Ziegler that the Company effect a registration on Form S-3 covering the registration of Registrable Securities, then the Company shall:

     (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders having registration rights;

     (ii) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or of the Registrable Securities as are owned by Ziegler as of the date thereof, together with all or such portion of the Registrable Securities of any other Holders having rights to join in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4

     (A)     if  Form  S-3  is  not  available  for  such  offering  by Ziegler;

     (B) if the Company shall furnish to Ziegler a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of Ziegler under this Section 1.4, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

     (C) if the Company has effected two (2) S-3 registrations pursuant to this Section 1.4 and such registrations have been declared or ordered effective; or

     (D) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     (b)     Expenses,  etc.  The  Company  shall  bear and pay all Registration
             ---------------
Expenses incurred in connection with any registration effective pursuant to this
Section 1.4. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations pursuant to Sections 1.2 or 1.3.

     (c)     Priority  in  Registration.  If  Ziegler,  pursuant to Section 1.4,
             --------------------------
intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.4, and the Company shall include such information in the written notice referred to in Section 1.4(a). In such event, the right, if any, of any other Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting. If the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of Registrable Securities could successfully be included in such registration, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first to Ziegler, and then among all other Holders having rights to participate therein, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each such Holder; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be so reduced unless all other securities are first entirely excluded from the underwriting.

1.5     REGISTRATION  PROCEDURES.

     (a) If and whenever the Company undertakes to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.2, 1.3 or 1.4, the Company, as expeditiously as practical and subject to the terms and conditions of Sections 1.2, 1.3 or 1.4, including the Company's right under Section 1.3(d), will:

     (i) prepare and file with the Commission the requisite Registration Statement to effect such registration and use reasonable efforts to cause such registration to become and remain effective for up to 180 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" Registration Statement on Form S-3), and from time to time will amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation;

     (ii) permit any Holder (including Ziegler) which, in the reasonable judgment of the Holder (or Ziegler), might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

     (iii) furnish to Ziegler and the other participating Holders such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Ziegler or any other Holder of Registrable Securities to be sold under such Registration Statement may reasonably request;

     (iv) use reasonable efforts to register or qualify all Registrable Securities covered by such Registration Statement under such other United States and state securities or blue sky laws of such jurisdictions as Ziegler or any Holder of Registrable Securities to be sold under such Registration Statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable Ziegler or the Holder of Registrable Securities to be sold under such Registration Statement to consummate the disposition in such jurisdictions of the securities owned by Ziegler or such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction;

     (v) use reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other United States and state governmental agencies or authorities as may be necessary to enable Ziegler or the Holder of Registrable Securities to be sold under such Registration Statement to consummate the intended disposition of such Registrable Securities;

     (vi) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (vii) use reasonable efforts to furnish to Ziegler and the Holders of Registrable Securities to be sold under such Registration Statement a letter, dated the effective date of the Registration Statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act;

     (viii) use reasonable efforts to furnish to Ziegler and the Holders of Registrable Securities to be sold under such Registration Statement the opinion of counsel to the Company, addressed to the underwriters, if any, and covering such matters as are customarily the subject of such opinion;

     (ix) immediately notify Ziegler and the Holders of Registrable Securities included in such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Ziegler or the Holders of Registrable Securities promptly prepare and furnish to Ziegler and such Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (x) provide a transfer agent for all Registrable Securities covered by such Registration Statement and a CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

     (xi) use reasonable efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange on which any of the Registrable Securities are then listed; and

     (xii) issue (or cause the transfer agent of the Company to issue) to the purchasers of such Registrable Securities, a certificate representing such shares purchased.

     (b) The Company may require Ziegler and each Holder of Registrable Securities to be sold under such Registration Statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding Ziegler and such Holders and the distribution of such securities as the Company may from time to time reasonably request in writing.

     (c) Ziegler and Each Holder of Registrable Securities, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in Section 1.5(a)(ix), Ziegler and such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the receipt by Ziegler and such Holder of the copies of the supplemented or amended prospectus contemplated by Section 1.5(a)(ix) and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of Ziegler and the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and
(B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by Ziegler or such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company, Ziegler or any such Holder shall give any such notice, the period referred to in Section 1.5(a)(i) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision Section 1.5(a)(ix) to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.5(a)(ix).

1.6     UNDERWRITTEN  OFFERINGS.

     In connection with any underwritten offering pursuant to a registration requested under Sections 1.2, 1.3 or 1.4, the Company will enter into an underwriting agreement with the underwriters, reasonably acceptable to Ziegler, for such offering, such agreement (subject to the following sentence) to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type. Ziegler and any participating Holder of Registrable Securities must execute such underwriting agreement; provided that Ziegler and no Holder of Registrable Securities executing any underwriting agreement shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding Ziegler, or such Holder, or the Registrable Securities and the intended method of distribution, and any other representations and warranties agreed upon by Ziegler included in such offering) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 1.8 hereof or as otherwise may be agreed upon by Ziegler; provided, however, that the Company shall not be liable for any breach of this Agreement if Ziegler declines to enter into an underwriting agreement which varies the terms hereof.

1.7     PREPARATION,  REASONABLE  INVESTIGATION.

     In connection with the preparation and filing of each Registration Statement under the Securities Act, the Company will give Ziegler and any of the Holders of Registrable Securities to be sold under such Registration Statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least five (5) business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary prior to the filing of the Registration Statement, in the reasonable opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

1.8     INDEMNIFICATION  AND  CONTRIBUTION.

     (a)     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
under the Securities Act pursuant to Sections 1.2, 1.3 or 1.4 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless Ziegler and each Holder of Registrable Securities to be sold under such Registration Statement, each other Person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of Ziegler and the Holders in such registration) and each other person, if any, who controls Ziegler or any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any losses, claims, damages or liabilities, joint or several, to which Ziegler or the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, jointly or severally, (or actions or proceedings, whether commenced or threatened, in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or which arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished expressly for use in connection with such registration to the Company by such Indemnified Party.

     (b)     Indemnification  by  Ziegler  and  the  Holders.  The  Company  may
             -----------------------------------------------
require, as a condition to including any Registrable Securities of any person or entity in any Registration Statement filed pursuant to Section 1.2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 1.8) the Company, Ziegler, and the other Holders, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of Ziegler or any Holder under this
Section 1.8 shall be limited to an amount equal to the net proceeds received by Ziegler or such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

     (c)       Notices of Claims, etc.  Promptly after receipt by an Indemnified
               ----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.8, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "INDEMNIFYING PARTY"), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 1.8, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist (a "CONFLICT OF INTEREST") in respect of such claim (in which case that Indemnified Party shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party), the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter (except to the extent that a Conflict of Interest exists) in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement, without the consent of the Indemnified Party, which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d)     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in the preceding subdivisions of this Section 1.8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any Registration Statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

     (e)     Indemnification  Payment.  The  indemnification  required  by  this
             ------------------------
Section 1.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f)     Survival  of  Obligations.  The obligations of the Company, Ziegler
             -------------------------
and of the Holders of Registrable Securities under this Section 1.8 shall survive the completion of any offering of Registrable Securities under this Agreement.

     (g)     Contribution.  If  the indemnification provided for in this Section
             ------------
1.8 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 1.8 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, no Holder of Registrable Securities who is an Indemnifying Party shall be obligated to contribute any amount pursuant to this Section 1.8(g) to the extent that the amount to be contributed, when taken together with amounts payable by such Holder under
Section 1.8(b), would exceed the net proceeds received by such Holder upon the sale of the Registrable Securities sold in the offering covered by such registration. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this
Section 1.8(g) shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section

     (h)     Excluded  Persons.     No  person  guilty  of  fraudulent
             -----------------
misrepresentation  within  the  meaning  of  Section 11(f) of the Securities Act
             -
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

1.9     COVENANTS  RELATING  TO  RULE  144.

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

     (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) to use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

     (c) so long as the Warrant is outstanding or Ziegler owns shares of Common Stock, to furnish to Ziegler forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first Registration Statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Ziegler may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.10     "MARKET  STAND-OFF"  AGREEMENT.

     (a) Ziegler hereby agrees that, during the period of duration specified by the managing underwriter of Common Stock of the Company, prior to and following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

     (i) in the case of a Company-initiated registration, the Company, to the extent it is not proposing to sell shares during any such underwriting, all directors and officers of the Company, Holders of one percent (1%) or more of the Company's Common Stock on a fully diluted basis, and all other persons with registrations rights with respect the Company's securities (whether or not pursuant to this Agreement) shall enter into similar market-standoff agreements;

     (ii) the Company shall require all future purchasers of the Company's securities prior to the Company's initial public offering to execute similar agreement; and

     (iii) such market stand-off time period shall not exceed seven (7) days prior to and one hundred eighty (180) days following the effective date of the registration statement.

     (b) In order to enforce the covenant contained in Section 1.10, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     (c) In the event the Company waives any of its rights pursuant to this Market-Standoff Agreement with respect to any shares of Common Stock or Common Stock Equivalents (the "RELEASED SHARES"), Ziegler shall be deemed released from its obligations under this Market-Standoff Agreement with respect to the Released Shares to the extent of the number of Released Shares multiplied by a fraction, the numerator of which shall equal the number of Fully-Diluted Shares held and issuable to Ziegler, and the denominator of which shall equal the number of all Fully Diluted Shares.

     (d) In the event that the Company receives a request for the filing of a registration statement of the Company pursuant to Section 1.2 of this Agreement, and the Company does not exercise its rights under Section 1.2(b), then the Company shall not, during the period specified by Ziegler, prior to and following the effective date of such registration statement, to the extent requested by Ziegler, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company at any time during such period except Common Stock included in such registration; provided, however, that such market stand-off time period shall not exceed seven
(7) days prior to and one hundred eighty (180) days following the effective date of the registration statement. The Company shall use its best efforts to ensure that all directors and officers of the Company, and all Holders (whether or not such Holders are participating in the registration), and all other persons with registration rights with respect the Company's securities (whether or not pursuant to this Agreement) enter into similar market-standoff agreements during such period.

1.11     TERMINATION  OF  REGISTRATION  RIGHTS.

     Ziegler  shall  not  be entitled to exercise any right provided for in this
Article  1  after  ten  (10)  years  following  the  Effective  Date.

1.12     NO  ADDITIONAL  RIGHTS.

     Nothing contained herein shall be deemed as granting to the Holders any registration rights to which they are not entitled to as of the Effective Date of this Agreement. Any reference to the rights of Holders to obtain registration of shares held by such Holder shall be determined by reference to any agreement in existence as of the Effective date; provided, however, that any such agreement shall be deemed modified by this Agreement to provide that any such pre-existing rights shall be subject and subordinate to Ziegler's rights hereunder.

                                    ARTICLE 2
                              ASSIGNMENT OF RIGHTS

2.1     TRANSFERABILITY  OF  RIGHTS.

     Subject to the limitations set forth below, the registration rights granted herein may be assigned (but only with all related obligations) by Ziegler to a transferee or assignee who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities and who agrees in writing to be bound by all of the terms and provisions of this Agreement, provided:

     (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;

     (b) such transferee or assignee agrees in writing to be bound by an subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.10 above;

     (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and

     (d) such transfer or assignment of rights hereunder to an affiliate, partner or member of a Holder will be without restriction as to number of shares of Registrable Securities transferred.

2.2     NUMBER  OF  SHARES  OF  TRANSFEREE.

     For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings or such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purposes of exercising any rights, receiving notices or taking any action under this Article 2.

                                    ARTICLE 3
                          OBSERVATION AND VOTING RIGHTS

3.1     OBSERVATION  RIGHTS.

          So long as the Loan or any other obligation to Ziegler under the Transaction Agreements remains outstanding, Ziegler shall have full observation rights for two representatives to attend all meetings of the Board of Directors of Company, Executive Committee, Audit Committee, and Finance Committee, if any, or any other committee which has the authority to act for and bind the Company. Company shall reimburse Lender for travel expenses incurred for attendance at all such meetings. In lieu of physical presence at such meeting, the meetings may be conducted by conference telephone equipment in which all parties may hear each other. During this same period, the Company shall take no action by unanimous written consent of its Board of Directors or unanimous written consent of its shareholders (or majority written consent if authorized to act in such manner) without first providing notice of such action to Ziegler. The Company shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors. Such representative may participate in discussions of matters brought to the Board.

3.2     RIGHT  TO  BOARD  REPRESENTATION  UPON  AN  EVENT  OF  DEFAULT.

     Immediately upon the occurrence of an Event of Default, as defined in the Transaction Agreements, Ziegler shall have the right to immediately elect (or otherwise have serve as) a majority of the Board of Directors and to continue to elect (or serve as) a majority of the Board of Directors until the earlier of such time as the Event of Default is cured or such time as all amounts outstanding under the Loan have been paid. In accordance with the rights set forth in this Section 3.2, immediately after the occurrence of such Event of
Default:

     (a) the Company shall immediately cause the size of the Board of Directors to be increased to a number of directors such the number of vacancies created by such increase constitutes a majority of the Board of Directors and shall then cause persons designated by Ziegler to be appointed as directors to fill such newly created vacancies on the Board of Directors; and

     (b) the Holders hereby agree to vote their shares of voting stock, and take such other actions as shall be necessary for Ziegler's representatives to constitute a majority of to Board of Directors in accordance with this provision, and to refrain from taking any other action that conflicts with Ziegler's rights hereunder.

3.3     RIGHT  TO  CONSENT.

     So long as there is any amount due and outstanding to Ziegler by the Company, the Company shall not amend its Certificate of Incorporation and/or Certificate of Designation to issue any class of securities that are senior to the Company's Common Stock, without the prior consent of Ziegler.


                                    ARTICLE 4
                                  MISCELLANEOUS

4.1     SPECIFIC  PERFORMANCE.

     The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

4.2     LIMITATION  ON  SUBSEQUENT  REGISTRATION  RIGHTS.

     From and after the date of this Agreement, the Company shall not, without the prior written consent of Ziegler grant to any Person any registration rights equal to or more favorable than those granted herein to Ziegler.

4.3     GOVERNING  LAW.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey (without giving effect to any conflicts or choice of laws provisions which would cause the application of the domestic substantive laws of any other jurisdiction).

4.4     HEADINGS.

     The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

4.5     NOTICES.

     All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), or by commercial overnight delivery service (including FedEx but excluding the U.S. Postal Service), as set forth below:

     (a)     If  to  the  Company,  addressed  to:

                         Worldwide  Medical  Corporation
                         13  Spectrum  Pointe  Drive
                         Lake  Forest,  CA  92630
                         Attn:  Daniel  G.  McGuire
                                President, CEO and Co-Chairman of the  Board
                         Fax:   (      )

             with  a  copy  to:

                         The  Lebrecht  Group,  APLC
                         22342  Avenida  Empresa,  Suite  230
                         Rancho  Santa  Margarita,  CA  92688
                         Attn:  Brian  A.  Lebrecht,  Esq.
                         Facsimile  (949)  635-1244

     (b)     If  to  Ziegler,  addressed  to:

                         Ziegler  Healthcare  Fund  I,  LP
                         c/o  Ziegler  Healthcare  Capital,  LLC
                         Executive  Center  No.  2
                         Third  Floor
                         1040  Broad  Street
                         Shrewsbury,  NJ  07702
                         Attn:  Eric  Smith
                         Fax:   (732)  578-0501



             With  a  copy  to:

                         Epstein  Becker  &  Green,  P.C.
                         1227  25th  Street,  N.W.
                         Suite  700
                         Washington,  D.C.  20037
                         Attn:  Robert  D.  Reif
                         Phone:  (202)  861-1829
                         Fax:  (202)  296-2882



     (c) if to the Holders, to their addresses contained in the records of the Company.

Notices shall be deemed given upon the earliest to occur of (i) receipt by the party to whom such notice is directed, if hand delivered; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; or (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

4.6     ENTIRE  AGREEMENT;  AMENDMENTS.

     This Agreement, the Transaction Agreements and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (except for the Transaction Agreements). This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, Ziegler and those Holders holding at least a majority of the stock represented by all Holders. Each Holder at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 4.6, whether or not any such Registrable Securities shall have been marked to indicate such consent.

4.7     ASSIGNABILITY.

     This Agreement and all of the provisions hereof will be assigned, without the consent of the Company, by Ziegler or any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any Registrable Securities held by Ziegler, but only if (i) the terms and conditions of Article 2 of this Agreement have been met, (ii) such purchaser, transferee or assignee becomes the holder of record of Registrable Securities, (iii) the Company receives written notice of such purchase, transfer or assignment, and (iv) such purchaser, transferee or assignee agrees in writing to be bound by this Agreement.

4.8     COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                               WORLDWIDE  MEDICAL  CORPORATION

                                               By:    /s/ Daniel G. McGuire
                                                      _____________________
                                               Name:  Daniel G. McGuire
                                               Title: President


                                               ZIEGLER  HEALTHCARE  FUND  I,  LP

                                               By:    /s Douglas A. Korey
                                                      __________________________
                                               Name:  Douglas A. Korey
                                               Title: Member


                                               HOLDERS OF REGISTRABLE SECURITIES

                                               See  attached  counterpart
                                               signature  pages

                           COUNTERPART SIGNATURE PAGE
                               TO RIGHTS AGREEMENT
                   by and among Worldwide Medical Corporation
                          Ziegler Healthcare Fund I, LP
                     and the Holder whose name appears below


     By execution of this Counterpart Signature Page, the undersigned agrees to become a party to and be bound by the terms of the Rights Agreement.





                              By:     /s/ Daniel G. McGuire
                                      ______________________________
                                      Signature

                                      Daniel G. McGuire
                                      ______________________________
                                      Print  Name
                              Its:    President

                                    EXHIBIT A
                                    ---------

                                     Holders
                                     -------